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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        -------------------------------

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 1998

                          LAKEHEAD PIPE LINE COMPANY,
                              LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      333-59597                39-1715851
(STATE OR OTHER JURISDICTION)     (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

      LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (218) 725-0100



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ITEM 5.  OTHER EVENTS

         Lakehead Pipe Line Company, Limited Partnership, a Delaware limited partnership (the "Registrant"), entered into an Underwriting Agreement, dated September 28, 1998 (the "Underwriting Agreement"), among the Registrant, Lakehead Pipeline Partners, L.P., a Delaware limited partnership, Lakehead Pipe Line Company, Inc., a Delaware corporation and the general partner of the Registrant, and the underwriters named therein in connection with the Registrant's public offering of $100,000,000 aggregate principal amount of 7% Senior Notes due 2018 (the "2018 Notes") and $100,000,000 aggregate principal amount of 7 1/8% Senior Notes due 2028 (the "2028 Notes" and together with the 2018 Notes, the "Securities"). The Underwriting Agreement is included as Exhibit
1.1 to this Form 8-K.

         The Securities were issued pursuant to an indenture, dated September 15, 1998, relating to senior debt securities (the "Senior Indenture"), between the Registrant and The Chase Manhattan Bank as trustee (the "Trustee"), as supplemented by a First Supplemental Indenture, dated as of September 15, 1998, relating to the 2018 Notes (the "First Supplemental Indenture") and a Second Supplemental Indenture, dated as of September 15, 1998, relating to the 2028 Notes (the "Second Supplemental Indenture"). The Senior Indenture, the First Supplemental Indenture, and the Second Supplemental Indenture are included hereto as Exhibits 4.1, 4.2, and 4.3 respectively.

         In addition, the Registrant and the Trustee entered into an indenture, dated as of September 15, 1998, relating to subordinated debt securities (the "Subordinated Indenture"). As of the date hereof, no securities have been issued pursuant to the Subordinated Indenture, which is included as Exhibit 4.4 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

Exhibit No.          Description

1.1 Underwriting Agreement, dated September 28, 1998, among the Registrant, Lakehead Pipe Line Partners, L.P., Lakehead Pipe Line Company, Inc. and the underwriters named therein.

4.1 Indenture, dated as of September 15, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to senior debt securities.

4.2 First Supplemental Indenture, dated as of September 15, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to the Registrant's 7% Senior Notes due 2018.



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4.3                  Second Supplemental Indenture, dated as of September 15,
                     1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to the Registrant's 7 1/8% Senior Notes due 2028.

4.4 Indenture, dated as of September 15, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to subordinated debt securities.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                LAKEHEAD PIPE LINE COMPANY,
                                LIMITED PARTNERSHIP
                                            (Registrant)

                                By: Lakehead Pipe Line Company, Inc.
                                    as General Partner


                                    /s/ M. A. MAKI
                                    --------------------------------------------
                                    M. A. Maki
                                    Chief Accountant
                                    (Principal Financial and Accounting Officer)


Date: October 20, 1998




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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
1.1                  Underwriting Agreement, dated September 28, 1998, among the
                     Registrant, Lakehead Pipe Line Partners, L.P., Lakehead
                     Pipe Line Company, Inc. and the underwriters named therein.

4.1 Indenture, dated as of September 15, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to senior debt securities.

4.2                  First Supplemental Indenture, dated as of September 15,
                     1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to the Registrant's 7% Senior Notes due 2018.

4.3                  Second Supplemental Indenture, dated as of September 15,
                     1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to the Registrant's 7 1/8% Senior
                     Notes due 2028.

4.4 Indenture, dated as of September 15, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, relating to subordinated debt securities.